Exhibit 99.1

CVR Energy Provides Update to Potential Spin-Off of its Fertilizer Business,
Remains Focused on Renewables Opportunities

SUGAR LAND, Texas (June 13, 2023) – CVR Energy, Inc. (NYSE: CVI) (“CVR Energy”) announced today that it has concluded its previously announced exploration of a potential spin-off of its interests in its nitrogen fertilizer business, which is indirectly owned by CVR Energy through the general and limited partner interests it holds in CVR Partners, LP, a publicly traded limited partnership (“CVR Partners”), and its board of directors (the “Board”) has determined not to pursue the potential spin-off at this time.

The decision to retain CVR Energy’s interests in its nitrogen fertilizer business at this time was made following a thorough review by the Board of the potential transaction and current market conditions and in consideration of the best interests of CVR Energy and its stockholders.

“Included within our exploration of a potential spin-off was how to create pure-play refining and fertilizer entities while still retaining the operational efficiencies both CVR Energy and CVR Partners enjoy from our current model,” said Dave Lamp, President and Chief Executive Officer of CVR Energy.

“Following thoughtful and careful analysis, the Board concluded that the complexity of a transaction that could accomplish both goals may not deliver the appropriate value under current conditions. We will continue to explore ways to capitalize on the unique assets of each of CVR Energy and CVR Partners, particularly within the Coffeyville complex, including their proximity to the farm belt, excess hydrogen capacity and existing CO2 sequestration capabilities. In addition, the pre-treatment unit at Wynnewood remains on-track for mechanical completion in late 3Q23 which we expect to enhance the renewables capture rate and profitability.”
Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the potential spin-off of our nitrogen fertilizer business in the future or at all including our exploration thereof and the complexity thereof, the Board’s decision not to pursue a spin-off at this time, our operational efficiencies and business model, uniqueness of our asserts and our ability to capitalize thereupon, and our proximity to the farm belt, excess hydrogen capacity and existing CO2 sequestration capabilities; completion of the Wynnewood pre-treatment unit in late 3Q23 or at all and benefits thereof including renewables capture rate enhancement and profitability. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements, including the risks associated with the termination of our plan to explore separating our nitrogen fertilizer business from CVR Energy’s refining and renewables business. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied herein. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.

Headquartered in Sugar Land, Texas, CVR Energy, Inc. is a diversified holding company primarily engaged in the renewable fuels, petroleum refining and marketing business as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners.

Investors and others should note that CVR Energy may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of its website. CVR Energy may use these channels to distribute material information about the Company and to communicate important information about the Company, corporate initiatives and other matters. Information that CVR Energy posts on its website could be deemed material; therefore, CVR Energy encourages investors, the media, its customers, business partners and others interested in the Company to review the information posted on its website.

For further information, please contact:

Investor Relations
Richard Roberts
CVR Energy, Inc.
(281) 207-3205
InvestorRelations@CVREnergy.com

Media Relations
Brandee Stephens
CVR Energy, Inc.
(281) 207-3516
MediaRelations@CVREnergy.com